UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2019
_______________________________

New Senior Investment Group Inc.
(Exact Name of Registrant as Specified in Charter)
_______________________________

Delaware (State or other jurisdiction of incorporation)	001-36499 (Commission File Number)	80-0912734 (I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204 New York, New York 10036 (Address of principal executive offices)

646-822-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On October 31, 2019, New Senior Investment Group Inc., a Delaware corporation (the “Company”), and various subsidiaries of the Company, as sellers (collectively, the “Seller”), entered into a Purchase and Sale Agreement (the “Sale Agreement”), by and among the Seller and various purchaser parties named therein (collectively, the “Purchaser,” and together with the Seller, the “Parties”).  The Purchasers are affiliates of ReNew REIT. The Sale Agreement provides that the Seller agrees to sell and convey to the Purchaser, and the Purchaser agrees to purchase from the Seller, a portfolio of 28 senior living facilities (subject to certain rights to exclude one or more of the facilities as set forth in the Sale Agreement), which substantially comprise the Company’s Managed Assisted Living/Memory Care Properties segment, for a gross sale price of $385 million, subject to certain prorations and/or adjustments as set forth in the Sale Agreement (the “Portfolio Disposition”). Pursuant to the Sale Agreement, the closing may occur on or before January 10, 2020, subject to the rights of each of the Purchaser and Seller to extend the closing to a future date as set forth therein. The Portfolio Disposition is subject to various customary closing conditions and other terms and conditions customary for real estate transactions and sales of assisted living facilities, and there is no certainty that the Portfolio Disposition will close.

In connection with entering into the Sale Agreement, the Parties agreed to customary representations, warranties, covenants, and indemnities. In addition, the Purchaser is required to make an earnest money deposit of $7.7 million that will be credited to the sale price at closing, or, if the closing does not occur due to a default by the Purchaser, then the deposit will serve as liquidated damages for the Seller.

The representations and warranties contained in the Sale Agreement were made to and solely for the benefit of the Parties, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the Sale Agreement and are subject to important qualifications and limitations agreed to by and between the Parties in connection with negotiating the Sale Agreement. Accordingly, security holders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date because such representations and warranties are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to security holders and were used only for the purposes of conducting certain limited due diligence inquiries and allocating risks and not for establishing all material facts with respect to the matters addressed.  Such representations and warranties should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission.

Item 2.02.     Results of Operation and Financial Condition.

On November 1, 2019, New Senior Investment Group Inc. (the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended September 30, 2019. A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Forward Looking Statements

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding consummating the Portfolio Disposition and the timing thereof. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to market conditions affecting demand and supply for senior housing. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description

99.1	Press release dated November 1, 2019
99.2	Press release dated November 1, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: November 1, 2019	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary